Exhibit 99.2

Earnings Supplemental For the second quarter ended June 30, 2024

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of June 30 , 2024 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine and the war between Israel and Hamas and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Chicago Atlantic Real Estate Finance, Inc. | 2 Important Disclosure Information

▪ Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. ▪ Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. ▪ Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.2B in credit facilities since its inception in 2019. Chicago Atlantic Real Estate Finance, Inc. | 3 Chicago Atlantic Real Estate Finance Company Overview ~$508mm near - term pipeline under evaluation (1) $2.2B+ in loans closed since platform inception (1) 75+ cannabis loans closed across platform (1) $383.3mm outstanding loan principal (2) 18.7% gross portfolio yield (2) 1.3x real estate collateral coverage in current portfolio (2) Note: (1) As of August 1, 2024, includes potential syndications, and represents originations across Chicago Atlantic platform. (2) As of June 30, 2024

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Peter Sack (1) Co - CEO ▪ Former Principal at BC Partners Credit, leading their cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business and BA from Yale University Phil Silverman CFO ▪ Finance and accounting expert, with over 10 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and is CPA certified Andreas Bodmeier (1) President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30 + units and 1 , 200 + employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) Co - CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 1 0 0 YEA R S O F C O M B I N ED EXPER I EN C E A N D O VER $ 8 B I L L I O N I N R EA L EST A T E A ND CO M M E RCI A L CRE DI T Note: (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc. | 4

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 5

Target Loan Profile Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $40 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS Presented for illustrative purposes only, actual loan characteristics may differ.

Portfolio Diversification Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG (1) By Loan By Location Note: (1) As of June 30, 2024 15% 14% 12% 10% 7% 10% 7% 7% 6% 3% 1% 2% 3% 2% 2% Michigan Ohio Arizona Nebraska California Other Maryland Illinois New York Massachusetts Minnesota Florida Missouri Pennsylvania West Virginia Nevada $383.3M 38.2% 25.6% 36.3% Top 5 Loans Next 5 Loans Remaining Loans Top 10 Loans = 63.7% of principal outstanding WA Loan Size = 5.2% 23.6% 76.4% Fixed - rate Floating - rate Chicago Atlantic Real Estate Finance, Inc. | 7 $383.3M By Rate Type

Portfolio Diversity (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG 1 By Operator Integration Note: (1) As of June 30, 2024 (2) Represents principal committed to fund greenfield construction (3) SSO = single state operator, MSO = multi - state operator. 71.4% 28.6% Vertical Non - Vertical Percentage of Real Estate Collateral by State and Operator Type 3 5.0% 0.0% 10.0% 15.0% 20.0% 25.0% OR PA WV Other AZ CA CT FL IL MA MD MI MO NE NY NV OH MSO SSO 69.7% 8.0% 4.1% 18.2% Retail/Industrial Retail None Industrial $383.3M Chicago Atlantic Real Estate Finance, Inc. | 8 By Real Estate Collateral Type $383.3M

Loan Collateral Coverage 42.0% loan to enterprise value and 1.3x real estate collateral coverage R EA L EST A T E C O L L A T E R A L C O VER A G E (2) 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.3x) P RI NCI P A L BY L T E V RA T I O (1) (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total loan principal outstanding divided by total value of collateral on a weighted average basis . (2) See page 18 for real estate collateral coverage by loan. Expressed as percentage of total carrying value, before reserve for current expected credit losses of $382.1 million as of June 30, 2024. $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 20%< 21 - 40% 41 - 60% Portfolio Weighted Average (42.0%) 61 - 80% >80% 0% Chicago Atlantic Real Estate Finance, Inc. | 9 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% <.50x >2.0x

Portfolio Overview 1 (as of June 30, 2024) YTM IRR PIK Rate Cash Rate Fixed/Floating Future Fundings Principal Balance Maturity Date Origination Date Location(s) Loan 17.4% 0.00% 15.00% Floating - $ 25,444,286 10/30/2026 10/27/2022 Various 1 18.0% 4.25% 12.50% Floating - 39,589,766 12/31/2024 1/13/2022 Michigan 2 23.3% 2.75% 18.88% Floating - 20,926,485 11/29/2024 3/25/2021 Various 3 26.2% 0.00% 11.91% Fixed - 6,626,809 6/17/2026 4/19/2021 Arizona 4 22.8% 0.00% 20.75% Floating - 2,879,180 4/30/2025 4/19/2021 Massachusetts 5 21.1% 15.00% 0.00% Floating - 4,818,354 1/30/2026 8/20/2021 Michigan 6 19.5% 2.00% 14.50% Floating - 20,142,175 6/30/2025 8/24/2021 Illinois, Arizona 7 25.0% 10.00% 17.75% Floating - 12,406,340 9/1/2024 9/1/2021 West Virginia 8 16.3% 3.00% 19.25% Floating - 16,402,488 6/30/2024 9/3/2021 Pennsylvania 9 22.0% 2.00% 17.25% Floating - 33,648,484 9/30/2024 9/30/2021 Maryland 11 19.6% 0.00% 15.50% Floating - 8,840,876 4/30/2025 11/8/2021 Various 12 20.0% 1.50% 14.50% Floating - 13,166,557 11/1/2024 11/22/2021 Michigan 13 23.2% 0.00% 19.75% Floating - 5,253,125 12/27/2026 12/27/2021 Various 14 25.8% 0.00% 17.75% Floating - 3,895,000 12/31/2024 12/30/2021 Florida 16 14.8% 0.00% 13.25% Floating - 14,100,000 1/31/2025 1/18/2022 Florida 17 16.8% 5.00% 10.25% Floating - 22,679,440 2/28/2025 2/3/2022 Ohio 18 16.5% 5.00% 11.00% Fixed - 19,356,036 12/31/2025 3/11/2022 Florida 19 14.7% 2.00% 11.00% Fixed - 17,530,947 5/30/2025 5/9/2022 Missouri 20 23.4% 2.00% 15.50% Floating - 6,180,437 7/29/2026 7/1/2022 Illinois 21 18.9% 0.00% 16.00% Floating - 1,740,000 3/31/2026 3/27/2023 Arizona 23 21.7% 0.00% 19.00% Floating - 700,000 9/27/2026 3/31/2023 Oregon 24 16.6% 0.00% 15.00% Fixed - 24,978,128 6/29/2036 8/1/2023 New York 25 17.8% 0.00% 14.00% Fixed - 6,450,000 4/30/2026 8/31/2023 Connecticut 26 15.3% 0.00% 13.50% Floating - 13,023,788 6/30/2027 8/15/2023 Nebraska 27 17.4% 0.00% 15.00% Fixed - 2,466,705 3/13/2025 9/13/2023 Ohio 28 14.8% 1.50% 11.40% Fixed 2,017,721 10/9/2026 10/11/2023 Illinois 29 18.1% 0.00% 16.25% Floating - 20,150,000 12/31/2026 12/20/2023 Missouri, Arizona 30 19.0% 0.00% 17.25% Floating - 6,680,000 5/3/2026 1/3/2024 California, Arizona 31 17.7% 0.00% 15.00% Floating 6,000,000 - 8/15/2027 4/15/2024 Nevada 32 12.9% 0.00% 12.00% Fixed - 1,188,000 5/28/2027 5/20/2024 Minnesota 33 12.8% 0.00% 11.91% Fixed - 10,000,000 5/29/2026 6/17/2024 Arizona 34 18.7% 2.2% 14.5% $ 383,281,127 1 Refer to page 8 of the Company’s interim financial statements on Form 10 - Q as of and for the periods ended June 30, 2024, for supplemental footnote disclosures. 2 As of June 30, 2024. Weighted average yield to maturity of ~18.7% Chicago Atlantic Real Estate Finance, Inc. | 10

Distributable Earnings and Dividends 1 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. $0.61 $0.45 $0.50 $0.55 $0.57 $0.62 $0.55 $0.57 $0.53 $0.52 $0.50 $0.40 $0.47 $0.47 $0.47 $0.47 $0.47 $0.47 $0.47 $0.47 $0.47 $0.29 $0.29 $0.26 $0.25 $0.20 $0.15 $0.10 $0.30 $0.40 $0.35 $0.45 $0.50 $0.55 $0.60 $0.65 Q4 2021 Q1 2022 Q4 2023 Q1 2024 Q2 2024 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Distributable Earnings per Share Regular Dividend Special Dividend Chicago Atlantic Real Estate Finance, Inc. | 11

Chicago Atlantic Real Estate Finance, Inc (Nasdaq: REFI) Historical performance vs market Source: Bloomberg, S&P Global Data Repository. REFI returns are net of fees and inclusive of dividends, reinvested on the dividend record date. Indices are presented for illustrative purposes only, to show only general trends in the markets for the period and are not intended to imply that the fund is comparable to the indices either in composition or element of risk. Illustrative Quarterly Growth of $100,000 Invested, from Dec 31, 2021 to June 30, 2024 • Current capital structure is approximately $293M in equity plus $105M in available borrowing capacity. 1 • REFI has consistently traded at a premium to book value since its inception in December 2021. $60,000 $50,000 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $140,000 $130,000 REFI S&P 500 Financials S&P 500 NASDAQ Russell 2000 FTSE NAREIT Mortgage REITS (FNMR) AFCG Dow Jones 1 – As of June 30, 2024.

The Cannabis Landscape in the U.S. Where We See Opportunities THE CANNABIS INDUSTRY PRESENTS A SPECIAL OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK ADJUSTED RETURNS LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence.

The Evolving U.S Cannabis Landscape State - level changes since our 2019 formation 2019 2024 Sources: 1. https://mjbizdaily.com/map - of - us - marijuana - legalization - by - state / 2. Statista 3. MJBiz Factbook 2023 x Legal in 40 states and the District of Columbia 1 x Medical use only: 16 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $33.6B in 2023 3 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2

$19.3 $22.5 $26.9 $32.0 $36.8 $40.0 $42.8 $10.7 $11.1 $11.6 $12.3 $12.9 $13.5 $14.1 2022 2023 2024 2025 Adult - Use Sales 2026 2027 2028 Medical Sales $30.0 $33.6 $38.4 $44.3 $49.7 $53.5 $56.9 The Cannabis Landscape in the U.S. (cont’d) Size of Opportunity and Growth Projections Sources: 1 - Source: MJBiz Factbook 2023; ($ in billions). 2 – S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equity and debt figures are as of 12/31/23. The U.S. cannabis industry was estimated to be $33.6B in top line retail revenue in 2023 and is projected to grow to $56.9B by 2028 1 : Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be $12B . With the Chicago Atlantic platform’s closed cannabis loans to date of $1.8B, we estimate that Chicago Atlantic roughly represents 15% of the current U.S. cannabis debt market share . With the projected industry size of $56.9B in retail sales in 5 years , and assuming we maintain our current debt market share of 15%, the opportunity for the Chicago Atlantic platform could grow to $3B .

Greater diversification Shorter loan durations Deal leads Lower LTVs Close relationships with management teams Ability to upsize REIT shares 50% of the origination fee We negotiate the deal Our borrower’s only source of debt Underwrite enterprise value in the borrowers Competitive Investment Landscape C O M P E T I T O R S : G R O U P S Mortgage REITs BDCs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks C O M PET I T I VE A D V A N T A G ES Chicago Atlantic Real Estate Finance, Inc. | 16

Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 COLLATERAL GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics ▪ Diversification / concentration vs. existing loan portfolio ▪ FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials Current Capitalization ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. MANAGEMENT AND ONSITE MEETINGS ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered.

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company ▪ Valuations underlying CECL reserves are performed with input from third - party valuation specialists, and in accordance with the Manager’s valuation policy INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at quarterly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics . to compensate for an increased risk profile CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans CONSERVATIVE STRUCTURE ▪ Conservative leverage and loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan RETURN ENHANCEMENT ▪ Additional yield generation through PIK interest, success fees, and prepayment fees, and make - whole protections. PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered.

Loan Origination Pipeline Driven by proprietary deal sourcing Total current pipeline of ~$508mm 1 ▪ Continued legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity requires additional debt financing ▪ Robust set of profitable operators and refinancing opportunities Note: (1) As of August 1 , 2024, includes potential syndications , and represents origination opportunities across Chicago Atlantic platform. (2) As of August 1, 2024, reflects executed term sheets for investments that the Company is expected to participate. Over 1,000 Qualified Deals Sourced and Reviewed ~$38mm 1 in Potential Fundings $43.7mm 2 Term Sheets Executed Chicago Atlantic Real Estate Finance, Inc. | 19

Financial Overview For the second quarter ended June 30, 2024 Appendix Chicago Atlantic Real Estate Finance, Inc. | 20

Consolidated Balance Sheets 21

Consolidated Statements of Operation 22

Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income 23

About CHICAGO ATLANTIC The Sponsor is a credit - focused investment firm founded in 2019 REFI completed its IPO in December 2021 INCEPTION x Sponsor assets under management: $1.7B 1 x One of the largest institutional lenders in the cannabis space SIZE 85 professionals, including over 30 investment professionals 2 TEAM Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers INVESTMENT PRINCIPLES x Annualized dividend yield of approximately 12 - 14%, distributed quarterly x No loss of principal since credit strategy inception PERFORMANCE x Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LP x Management fee of 1.5% of Equity, with 50% pro - rata origination fee offset x Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch - up EXTERNAL MANAGER AND AGREEMENT Chicago & Miami LOCATIONS 1 - Assets under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm. 2 - As of March 31, 2024.